State Street Corporation Third-Quarter 2016 Financial Highlights October 26, 2016 Exhibit 99.3

2 Forward-Looking Statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s (State Street’s) news release announcing its third quarter 2016 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at www.statestreet.com/stockholder, and is incorporated herein by reference. This presentation contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “expect,” "priority," “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to October 26, 2016. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength and continuing viability of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposure, including, for example, the direct and indirect effects on counterparties of the sovereign-debt risks in the U.S., Europe and other regions; increases in the volatility of, or declines in the level of, our net interest revenue, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and the possibility that we may change the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits, and the liquidity requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of the respective securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding, our ability to manage levels of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines and our ability to deploy deposits in a profitable manner consistent with our liquidity requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement changes to the regulatory framework applicable to our operations, including implementation of the Dodd-Frank Act, the Basel III final rule and European legislation (such as the Alternative Investment Fund Managers Directive, Undertakings for Collective Investment in Transferable Securities Directives and Markets in Financial Instruments Directive II); among other consequences, these regulatory changes impact the levels of regulatory capital we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, and restrictions on banking and financial activities. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning and compliance programs, and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligat ions; we may not successfully implement our plans to address the deficiencies jointly identified by the Federal Reserve and the FDIC in April 2016 with respect to our 2015 resolution plan, or those plans may not be considered to be sufficient by the Federal Reserve and the FDIC, due to a number of factors, including, but not limited to challenges we may experience in interpreting and addressing regulatory expectations, failure to implement remediation in a timely manner, the complexities of development of a comprehensive plan to resolve a global custodial bank and related costs and dependencies. If we fail to meet regulatory expectations to the satisfaction of the Federal Reserve and the FDIC in our resolution plan submission filed on October 1, 2016 or in any future submission, we could be subject to more stringent capital, leverage or liquidity requirements, or restrictions on our growth, activities or operations; adverse changes in the regulatory ratios that we are required or will be required to meet, whether arising under the Dodd-Frank Act or the Basel III final rule, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital ratios that cause changes in those ratios as they are measured from period to period; increasing requirements to obtain the prior approval of the Federal Reserve or our other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or programs, including acquisitions, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including that which may result from recessions or political instability, for example, the decision by the U.K.'s referendum to exit from the European Union may continue to disrupt financial markets or economic growth in Europe; our ability to develop and execute State Street Beacon, our multi-year transformation program to digitize our business to deliver significant value and innovation for our clients and lower expenses across the organization, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight and governance that meet our expectations and those of our clients and our regulators; the results of our review of our billing practices, including additional amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, and the possibility of significant reductions in the liquidity or valuation of assets underlying those pools; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems including those of our third-party service providers and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange f inancing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures wi ll not achieve their anticipated financial and operational benefits or will not be integrated successfully, or that the integration will take longer than anticipated, that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced, that client and deposit retention goals will not be met, that other regulatory or operational challenges will be experienced, and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize emerging needs of our clients and to develop products that are responsive to such trends and profitable to us, the performance of and demand for the products and services we offer, and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; changes in accounting standards and practices; and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2015 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation speak only as of the date hereof, October 26, 2016, and we do not undertake efforts to revise those forward-looking statements to reflect events after that date.

3 1 Long-term goals are presented on an operating-basis, a non-GAAP presentation, and do not reflect the near-term expectations. As a result, information needed to provide corresponding GAAP-basis long-term goals, which is primarily dependent on future events or conditions that may be uncertain, is difficult to predict and estimate. We are therefore unable to provide a reconciliation of our operating-basis long-term goals to a GAAP-basis presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP measures. Our focused strategy supports long-term financial goals LONG-TERM SHAREHOLDER VALUE BUILDING ON OUR STRONG CORE ACHIEVING A DIGITAL ENTERPRISE INVESTING IN OPPORTUNITIES FOR GROWTH OPTIMIZING CAPITAL Aligning solutions with client needs, continuing to innovate, capturing value and improving efficiency Driving greater transformation that benefits clients and our shareholders Acting on changes in the market to fuel expansion of products and services and the markets we serve Adapting to new rules and optimizing returns for shareholders TALENT, CULTURE, INNOVATION AND RISK EXCELLENCE Operating-Basis1 Financial Goals: Revenue Growth of 8%-12%, EPS Growth of 10%-15% and ROE of 12%-15%

Summary of GAAP-Basis Results

	Quarters									% Change	
$ in millions	3Q14	4Q14	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	3Q16 vs 3Q15	3Q16 vs 2Q16
Fee revenue:											
Servicing fees	$ 1,296	$ 1,296	$ 1,268	$ 1,319	$ 1,289	$ 1,277	$ 1,242	$ 1,239	**$ 1,303**	1.1%	5.2%
Management fees	316	299	301	304	287	282	270	293	**368**	28.2	25.6
Trading services	278	293	324	281	294	247	272	267	**267**	(9.2)	---
Securities finance revenue	99	106	101	155	113	127	134	156	**136**	20.4	(12.8)
Processing fees and other	17	57	61	17	120	111	52	98	**5**	(95.8)	(94.9)
Total fee revenue	2,006	2,051	2,055	2,076	2,103	2,044	1,970	2,053	**2,079**	(1.1)	1.3
Net interest revenue (NIR)	570	574	546	535	513	494	512	521	**537**	4.7	3.1
Net gain/(loss) related to investment securities	-	-	(1)	(3)	(2)	-	2	(1)	**4**	nm	nm
Total revenue	2,576	2,625	2,600	2,608	2,614	2,538	2,484	2,573	**2,620**	0.2	1.8
Provision for Loan Losses	2	4	4	2	5	1	4	4	**-**		
Expenses:											
Compensation and employee benefits	953	972	1,087	984	1,051	939	1,107	989	**1,013**	(3.6)	2.4
Information systems and communications	242	246	247	249	265	261	272	270	**285**	7.5	5.6
Transaction processing services	199	201	197	201	201	194	200	201	**200**	(0.5)	(0.5)
Occupancy	119	113	113	109	110	112	113	111	**107**	(2.7)	(3.6)
Acquisition and restructuring costs	20	52	6	3	10	6	104	20	**42**	320.0	110.0
Other	359	473	447	588	325	345	254	269	**337**	3.7	25.3
Total expenses	1,892	2,057	2,097	2,134	1,962	1,857	2,050	1,860	**1,984**	1.1	6.7
Income before income tax expense	682	564	499	472	647	680	430	709	**636**	(1.7)	(10.3)
Income tax expense	126	76	94	54	67	103	62	92	**72**	7.5	(21.7)
Net income (loss) from minority interest	-	-	-	-	1	(1)	-	2	**(1)**	nm	nm
Net income	556	488	405	418	581	576	368	619	**563**	(3.1)	(9.0)
Earnings per share (EPS)	$ 1.25	$ 1.11	$ 0.89	$ 0.93	$ 1.31	$ 1.34	$ 0.79	$ 1.47	**$ 1.29**	(1.5)	(12.2)
Return on average common equity (ROE)	10.6%	9.4%	7.9%	8.2%	11.3%	11.6%	6.8%	12.4%	**10.6%**		
Pre-tax operating margin	26.5%	21.5%	19.2%	18.1%	24.8%	26.8%	17.3%	27.6%	**24.3%**		
Average diluted common shares outstanding (in millions)	429.7	424.3	418.8	416.7	412.2	407.0	403.6	398.8	**393.2**		

STATE STREET

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5 Strategic Priorities: 2016 Performance Through YTD3Q161 (Versus 2015 Through YTD3Q15 Where Applicable): 1. Become a digital leader in financial services: • New solutions delivering improved experience to clients including Net Asset Value (NAV) Oversight, Enhanced Asset Owner Strategy, Enterprise Pricing Web and SEC Modernization Reporting Tools 2. Drive growth from core franchise: • New asset servicing wins in 3Q16 of approximately $212B • Approximately $500B of servicing commitments remaining to be installed as of September 30, 2016 • Reappointed by PIMCO to provide investment manager services outsourcing in support of $1.55T in assets • State Street also has agreed in principle with PIMCO, subject to definitive agreements and approvals, to provide accounting, custody, fund administration and transfer agency services for an additional $140B in offshore assets2. Our industry leading offshore fund servicing business and operating platform were key considerations in PIMCO’s decision to consolidate their business with State Street 3. Continuous investment in new products and solutions to drive revenue and differentiation: • Closed GE Asset Management (GEAM) acquisition on July 1, 2016, which extends core investment management and alternatives capabilities and advances growth in high demand areas such as outsourced CIO • Launched in 3Q16 State Street Media Stats, quantitative investment insights derived from digital media and other large consumer data sets • Investing in capabilities to help clients meet evolving needs, such as around U.S. Money Market Reform, Liquidity Stress Testing and other recent regulatory initiatives 4. Increased focus on expense management: • Positive fee operating leverage YTD3Q16 versus YTD3Q15 of 2bps and 3Q16 versus 3Q15 of 293bps. Similarly, excluding the contribution of the acquired GEAM operations, generated positive fee operating leverage YTD3Q16 versus YTD3Q15 of 1bp and 3Q16 versus 3Q15 of 289bps • Expect to generate through State Street Beacon3 at least $165M in estimated annual pre-tax expense savings in 20163 • Pre-tax restructuring charge of $10M in 3Q16 related to advancing State Street Beacon2 5. Leverage strong capital position to return capital to shareholders4: • Quarterly common stock dividends declared per share of $0.38 in 3Q16, up 12% from 2Q16 • $325M in common stock (4.7M shares) bought back in 3Q16 • As of September 30, 2016, we had approximately $1,075M remaining under our June 2016 common stock purchase program authorizing the purchase of up to $1,400M through June 30, 2017 Continued progress on our strategic priorities • YTD = year-to-date • Refer to the Appendix included with this presentation for footnotes 1 to 4.

6 3Q16 results driven by improved market conditions, business momentum and strong expense control 1.35 1.46 0.98 1.211.15 3Q15 3Q16 3Q16 vs 3Q15 +17.4% 2Q16 1Q16 4Q15 Operating-Basis (Non-GAAP) EPS1 ($) 1 Represents operating-basis financial information, a non-GAAP presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. 2 State Street’s common stock and other stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by its Board of Directors at the relevant times. Stock purchases may be made using various types of mechanisms, including open market purchases or transactions off market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, types of transactions and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time. 3Q16 Operating-Basis (Non-GAAP) Financial Highlights1 YTD3Q16 compared to YTD3Q15: • EPS of $3.79 increased 3.0% • Total fee revenue of $6.4B down 0.3% • Net interest margin (NIM) of 1.09%, up from 0.97% • Total revenue of $8.0B down 0.5% • Total expenses of $5.7B down 0.4% • Effective tax rate of 28.8% decreased 120bps • Pre-tax operating margin of 28.9% decreased 10bps • ROE of 10.6% decreased 10bps Capital2: • Purchased approximately $325M of our common stock in 3Q16 • Declared a common stock dividend during the quarter of $0.38 per share, an increase of 12% from 2Q16 • As of September 30, 2016, we had approximately $1,075M remaining under our June 2016 common stock purchase program authorizing the purchase of up to $1,400M through June 30, 2017

Generated positive fee operating leverage in 3Q16 versus 3Q15 due to strong expense management

Operating-Basis (Non-GAAP) Results[1]

Revenue ($M)



+4.2%
2,642
2,754
65
2,115
2,148
529
537
-2
4
3Q15
3Q16

3Q16 vs 3Q15

1.6%, excluding acquired GEAM operations revenues

1.5%

- Acquired GEAM operations fee revenue
- Fee revenue other than acquired GEAM operations
- NIR
- Net gain/(loss) related to investment securities

Expenses ($M)



+1.7%
1,877
1,909
57
1,852
3Q15
3Q16

3Q16 vs 3Q15

(1.3)%, excluding acquired GEAM operations expenses

- Acquired GEAM operations expenses
- Expenses other than acquired GEAM operations

Operating Leverage[2] (3Q16 vs 3Q15)



4.24
1.70
+254bps
Revenue Growth
Expense Growth

The acquired GEAM operations reduced operating leverage[2] by 57bps. Excluding this reduction, operating leverage would have been +311bps

Fee Operating Leverage[3] (3Q16 vs 3Q15)



4.63
1.70
+293bps
Fee Revenue Growth
Expense Growth

The acquired GEAM operations contributed 4bps to fee operating leverage[3]. Excluding this contribution, fee operating leverage would have been +289bps

1 Represents operating-basis financial information, a non-GAAP presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. GEAM has now been integrated into SSGA's operations. Therefore, the contribution of revenue, expenses and assets under management are informed estimates.

2 Operating leverage is defined as rate of growth of total revenue less the rate of growth of expenses, each as determined on an operating basis.

3 Fee operating leverage is defined as rate of growth of total fee revenue less the rate of growth of expenses, each as determined on an operating basis.

STATE STREET

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We have now achieved positive fee operating leverage for the first nine months of 2016 relative to the same period in 2015

Operating-Basis (Non-GAAP) Results[1]

Revenue ($M)



-0.5%
8,041
8,003
65
6,397
6,311
1,650
1,622
-6
5
YTD3Q15
YTD3Q16
Acquired GEAM operations fee revenue
Fee revenue other than acquired GEAM operations
NIR
Net gain/(loss) related to investment securities

YTD3Q16 vs YTD3Q15

(1.3)%, excluding acquired GEAM operations revenues

(1.7)%

Expenses ($M)



-0.4%
5,700
5,680
57
5,623
YTD3Q15
YTD3Q16
Acquired GEAM operations expenses
Expenses other than acquired GEAM operations

YTD3Q16 vs YTD3Q15

(1.4)%, excluding acquired GEAM operations expenses

Operating Leverage[2] (YTD3Q16 vs YTD3Q15)



-0.47
-0.35
-12bps
Revenue Growth
Expense Growth

The acquired GEAM operations reduced operating leverage[2] by 19bps. Excluding this reduction, operating leverage would have been +7bps

Fee Operating Leverage[3] (YTD3Q16 vs YTD3Q15)



-0.33
-0.35
+2bps
Fee Revenue Growth
Expense Growth

The acquired GEAM operations contributed 1bp to fee operating leverage[3]. Excluding this contribution, fee operating leverage would have been +1bp

1 Represents operating-basis financial information, a non-GAAP presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. GEAM has now been integrated into SSGA's operations. Therefore, the contribution of revenue, expenses and AUM are informed estimates.
2 Operating leverage is defined as rate of growth of total revenue less the rate of growth of expenses, each as determined on an operating basis.
3 Fee operating leverage is defined as rate of growth of total fee revenue less the rate of growth of expenses, each as determined on an operating basis.

STATE STREET
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3Q16 operating-basis[1] fee revenue was up 5% from 3Q15 primarily due to contribution from the acquired GEAM operations, improved market conditions and new business wins

Operating-Basis (Non-GAAP) Revenue[1] ($M)


3Q16 vs 3Q15
+4.6%
3Q16 vs 2Q16
+3.9%
2,115
2,075
2,033
2,130
2,213
1,289
1,287
1,303
287
288
368
294
267
267
113
156
136
132
132
139
3Q15
4Q15
1Q16
2Q16
3Q16
3Q16 vs 3Q15
3Q16 vs 2Q16
1% 1%
28% 28%
(9)% ---%
20% (13)%
5% 5%
Servicing fees
Management fees
Trading services
Securities finance revenue
Processing fees and other

Notable Items:

- Estimated contribution from the acquired GEAM[2] operations of $65M to fee revenue in management fees. Excluding acquired GEAM operations revenue, fee revenue was up 1.6% vs 3Q15 and 0.8% vs 2Q16

Notable operating-basis (non-GAAP)[1] variances 3Q16 vs 3Q15:

- Servicing fees *increased* primarily due to net new business
- Management fees *increased,* primarily due to the contribution from the acquired GEAM business, lower money market fee waivers and higher global equity markets
- Foreign exchange trading revenue *decreased,* primarily due to lower volatility and client related volumes
- Brokerage and other fees *decreased,* primarily due to lower transition management revenue
- Securities finance revenue *increased,* primarily due to increased revenue from enhanced custody and agency lending
- Processing fees and other revenue *increased,* primarily due to higher revenue associated with tax advantaged investments

Notable operating-basis (non-GAAP)[1] variances 3Q16 vs 2Q16:

- Servicing fees *increased* primarily, due to net new business and higher global equity markets
- Management fees *increased,* primarily due to the contribution of $65 million from the acquired GEAM business and higher global equity markets
- Foreign exchange trading revenue *increased* slightly
- Brokerage and other fees *decreased* slightly
- Securities finance revenue *decreased,* primarily due to second-quarter seasonality
- Processing fees and other revenue *increased,* primarily due to higher revenue associated with tax advantaged investments

1 Represents operating-basis financial information, a non-GAAP presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information.

2 GEAM has now been integrated into SSGA's operations. Therefore, the contribution of revenue, expenses and AUM are informed estimates.

STATE STREET

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10 3Q16 net interest revenue (NIR) and NIM benefitted from higher Federal Funds Rate at end of 4Q15 and continued disciplined liability pricing 202198194201 221 3Q16 vs 3Q15 -8.6% 3Q16 vs 2Q16 +2.0% 2Q16 1Q16 4Q15 3Q15 3Q16 Average Earning Assets ($B) 1 Includes operating-basis (non-GAAP) financial information where noted. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. Operating-Basis (Non-GAAP)1 NIR and NIM ($M, %) 537546539 513529 1.061.111.121.010.95 0 100 200 300 400 500 600 0.00 0.50 1.00 1.50 2.00 2Q16 1Q16 NIR 3Q16 vs 3Q15 +1.5% NIR 3Q16 vs 2Q16 -1.6% 4Q15 3Q15 3Q16 NIR NIM Notable Operating-basis (non-GAAP)1 variance 3Q16 vs 3Q15: • Net interest revenue was up 1.5%, primarily due to higher market interest rates and disciplined liability pricing, partially offset by lower interest earning assets Notable Operating-basis (non-GAAP)1 variance 3Q16 vs 2Q16: • Net interest revenue was down 1.6%, primarily due to the maturity of higher yielding securities, a temporary increase in wholesale funding and additional income associated with a larger than normal number of discrete security prepayments in 2Q16

Expenses in 3Q16 impacted by the acquired GEAM operations, while benefitting from continued State Street Beacon savings

Operating-Basis (Non-GAAP) Expenses[1] ($M)



3Q16 vs 3Q15
+1.7%
3Q16 vs 2Q16
+4.4%
1,877
1,820
1,943
1,828
1,909
976
265
201
110
325
992
270
201
111
254
1,022
285
200
107
295
3Q15
4Q15
1Q16
2Q16
3Q16
3Q16 vs 3Q15
3Q16 vs 2Q16
5% 3%
8% 6%
(1)% (1)%
(3)% (4)%
(9)% 16%
Compensation and employee benefits
Information systems and communications
Transaction processing services
Occupancy
Other

Notable Items:

- Estimated contribution from the acquired GEAM[2] operations of $57M to expenses, primarily in compensation and benefits expenses, information systems and communication expenses and other expenses. Excluding acquired GEAM operations expenses, expenses were down 1.3% versus 3Q15 and up 1.3% versus 2Q16
- Occupancy expenses in 3Q16 included a $6M tax credit

Notable operating-basis (non-GAAP)[2] variances 3Q16 vs 3Q15:

- Compensation and employee benefits expenses *increased* primarily due to increased costs to support regulatory initiatives and new business, higher incentive compensation and increased costs associated with the acquired GEAM business, partially offset by State Street Beacon savings
- Information systems and communication expenses *increased* due to investments supporting new business and State Street Beacon, the impact of the acquired GEAM business, and costs to related to regulatory initiatives
- Other expenses *decreased,* primarily due to lower professional services and travel expenses, partially offset by increased costs related to the acquired GEAM business

Notable operating-basis (non-GAAP)[2] variances 3Q16 vs 2Q16:

- Compensation and employee benefits expenses *increased* due to costs associated with the acquired GEAM business and increased costs to support regulatory initiatives and new business
- Information systems and communications expenses *increased,* primarily due to investments supporting new business and State Street Beacon, as well as the impact of the acquired GEAM business
- Other expenses *increased* due to the acquired GEAM business and higher costs related to regulatory initiatives

1 Represents operating-basis financial information, a non-GAAP presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information.

2 GEAM has now been integrated into SSGA's operations. Therefore, the contribution of revenue, expenses and AUM are informed estimates.

STATE STREET

11

12 1 As of period-end where applicable. 2 Excludes foreign T-Bills. 3 Based on numerous assumptions, including holding the securities to maturity, anticipated prepayment speeds and credit quality. See discussion in State Street’s 2015 Annual Report on Form 10-K filed with the SEC. Continue to maintain high-quality balance sheet… 3Q161 Balance Sheet Highlights Investment portfolio • Size: $99.13B • Credit profile: 92.5% rated AAA/AA • Fixed-rate/floating-rate mix: 66%/34% • Duration: 2.1 years • Unrealized after-tax mark-to-market (MTM) gain: $703M • Purchases2: $6.3B with average tax-equivalent yield of 2.21% • Discount accretion remaining and expected to accrue over the remaining lives of the former conduit securities3: $173.4M Interest-rate risk metrics • Unrealized after-tax available-for-sale MTM loss sensitivity in a hypothetical up 100bps shock to quarter-end spot interest rates (all else equal): approximately ($0.8)B Senior secured bank loans • Total portfolio size: $3.5B • Floating rate • Credit: primarily BB/B • 3Q16 provision for loan losses: $0.3M • Total allowance for credit losses: $44.0M

13 • Refer to the Appendix included with this presentation for footnotes 1 to 4. …and our capital ratios remain strong 3Q16 Quarter-End Capital1 Positions June 30, 2016 Sept 30, 2016 Basel III Ratios2: Common equity tier 1 ratio (advanced approaches) Common equity tier 1 ratio (standardized approach) Tier 1 leverage ratios: State Street Corporation State Street Bank and Trust Company 12.0% 12.0% 7.0% 7.2% 12.3% 12.5% 6.8% 7.1% Supplementary leverage ratios: State Street Corporation State Street Bank and Trust Company 6.3% 6.4% 6.1% 6.4% Estimated pro forma fully phased-in Basel III ratios: Fully phased-in (effective January 1, 2019) common equity tier 1 ratio (advanced approaches)3 Fully phased-in (effective January 1, 2019) common equity tier 1 ratio (standardized approach)3 Fully phased-in (effective January 1, 2018) supplementary leverage ratios4 State Street Corporation State Street Bank and Trust Company 11.6% 11.5% 6.1% 6.3% 11.8% 12.0% 6.0% 6.3% • Common equity tier 1 standardized approach increased approximately 50 basis points compared to June 30, 2016, primarily due a lower foreign exchange unrealized gain, partially offset by the acquisition of GEAM • Fully-phased-in supplementary leverage ratio decreased 10 basis points to 6.0%, primarily due to the GEAM acquisition

14 • Transaction closed on July 1, 2016: – 94% of the purchase price, which includes the initial purchase price of approximately $437M and approximately $46M related to future opportunities with GE, was deemed to be goodwill and other intangibles, as of September 30, 2016 –Associated AUM of the acquired GEAM operations was $112B at September 30, 2016 –Over 260 employees on-boarded and integrated into SSGA • Transaction financial metrics: –Excluding merger and integration charges, the transaction is expected to be accretive to operating-basis1 EPS for the first full twelve–month period ending June 30, 2017 – In the first full twelve-month period ending June 30, 2017, fee revenue from the transaction is expected to be approximately $270M to $300M: – In 3Q16 the acquired business contributed estimated2 operating-basis1 fee revenue of approximately $65M and estimated2 operating-basis1 expenses of approximately $57M –Expect2 4Q16 fee revenue and expenses from the acquired business to be similar to 3Q16; expect further revenue growth and expense synergies in 1H 2017 –Total projected acquisition and restructuring costs: approximately $80M through 2018 (including $29M taken in 3Q16) The acquired GEAM business is on track to deliver accretive operating-basis1 earnings for the 12 months ending June 30, 2017 1 Represents operating-basis financial information, a non-GAAP presentation. Refer to the Appendix included with this presentation for explanations of our non-GAAP financial measures and for reconciliations of our operating-basis financial information. 2 GEAM has now been integrated into SSGA’s operations. Therefore, the contribution of revenue, expenses and AUM are informed estimates.

15 Updated 2016 Outlook1: We expect to achieve our 2016 objectives • Expect to achieve modest positive fee operating leverage for 2016 relative to 2015 excluding the contributions of the acquired GEAM operations: –Expect approximately flat operating-basis fee revenue growth for full year 2016 compared to full year 2015 under current market conditions in October 2016 and excluding the contributions of the acquired GEAM operations –Expect slightly lower operating-basis expenses2 for full year 2016 compared to full year 2015, with variability across quarters and excluding the contributions of the acquired GEAM operations –Expect 4Q16 operating-basis expenses will be slightly higher than 3Q16 excluding the contribution of the acquired GEAM operations, driven by continued regulatory pressure and investments in strategic initiatives including State Street Beacon –Expect to generate through the execution of State Street Beacon3 at least $165M in estimated annual pre-tax expense savings in 2016 –Expect restructuring charges as State Street Beacon progresses – first charge was $97M in 1Q16, second charge was $13M in 2Q16 and an additional charge of $10M in 3Q16 • Expect operating-basis NIR for 2016 to exceed the high end of our Static scenario of $2,025 - $2,125M4 with 4Q16 operating-basis NIR likely to be slightly below 3Q16 levels • While YTD3Q16 operating-basis effective tax rate was 28.8%, we continue to expect operating-basis effective tax rate for full year 2016 to be 30-32% and consequently would expect the 4Q16 operating basis effective tax rate to be approximately 37% • Expect preferred dividends on present outstanding preferred shares to be $173M in 2016 ($35.6M in 4Q16) • As of September 30, 2016, we had approximately $1,075M remaining under our June 2016 common stock purchase program authorizing the purchase of up to $1,400M through June 30, 20175 Refer to the Appendix included with this presentation for footnotes 1 to 5.

16 Appendix State Street Beacon 17 Footnotes to Slides 5, 13 & 15 18-20 Definition of Metrics 21-22 Non-GAAP Measures, Regulatory Capital Ratios and Reconciliations 23-24

17 State Street Beacon on track to deliver financial benefits to be achieved through 2020 1 Estimated pre-tax expense savings improvement relate only to State Street Beacon and the targeted staff reductions announced as part of our 3Q15 financial results, and are based on projected improvement from our full-year 2015 operating-basis expenses, all else being equal. The full effect of the savings generated each year will be felt the following year. Actual expenses may increase or decrease in the future due to other factors. 2 Pre-tax operating margin targets assume the successful completion of State Street Beacon milestones and an external environment that is consistent with our long term assumptions, including: Fed Funds and U.S. market interest rates increase from December 31, 2015 levels by at least 100bps by the beginning of 2018; and regulatory expense growth moderates. Other factors may also effect the actual results. Operating-basis financial outlook is a non-GAAP presentation. See pages 23 and 24 of this Appendix for an explanation of our operating-basis (non-GAAP) presentation. Expected Annual Pre-Tax Net Run-Rate Expense Savings • To achieve estimated annual pre-tax net run-rate expense savings of $550M by the end of 2020 for full effect in 20211: − Expect to generate at least $165M in estimated annual pre-tax expense savings in 2016 − Expect at least $125M in additional annual pre-tax net expense savings in 2017 • Annual pre-tax expense savings are net of significant investments in State Street Beacon commencing in 2016 Expected Profit Margins • To achieve and maintain an operating-basis pre-tax operating margin2 of at least 31% by 2018 and 33% by the end of 2020, given our assumptions, all else being equal Expected Pre-Tax Restructuring Charges • Estimated aggregate pre-tax restructuring charges of approximately $300M to $400M from 2016 through 2020 • Expect restructuring charges to be announced as State Street Beacon progresses, including charges of $120M for the first nine months of 2016

18 Footnotes to Slides 5, 13 & 15

19 Footnotes to slides 5 1 Includes operating-basis (non-GAAP) financial information. Operating-basis financial performance and outlook are a non-GAAP presentation. Refer to the addendum linked to this presentation for explanations of our non-GAAP financial measures and for reconciliations of our historical operating-basis financial information. 2 This anticipated mandate remains subject to completion of definitive agreements, approval of applicable funds’ boards or shareholders and customary regulatory approvals. 3 Estimated year-over-year pre-tax expense savings improvement relate only to State Street Beacon and the targeted staff reductions announced as part of our 3Q15 financial results (includes targeted staff reductions in October 2015), all else equal. The full effect of the savings generated each year will be felt the following year. Actual expenses may increase or decrease in the future due to other factors. 4 State Street’s common stock and other stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by its Board of Directors at the relevant times. Stock purchases may be made using various types of mechanisms, including open market purchases or transactions off market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, types of transactions and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time. Footnotes to slide 5:

20 Footnotes to slide 13 & 15 1 Includes operating-basis (non-GAAP) financial information. Operating-basis financial outlook is a non-GAAP presentation. Refer to the addendum linked to this presentation for explanations of our non-GAAP financial measures. 2 Operating-basis expense growth outlook for full year 2016 compared to full year 2015 excludes any potential impact from the acquisition of GE Asset Management (GEAM). Including GEAM’s expenses, operating-basis expense growth could exceed 0% for the full year 2016 compared to 2015. 3 Estimated pre-tax expense savings improvement relate only to State Street Beacon and the targeted staff reductions announced as part of our 3Q15 financial results (includes targeted staff reductions in October 2015), and are based on projected improvement from our full-year 2015 operating-basis expenses, all else being equal. The full effect of the savings generated each year will be felt the following year. Actual expenses may increase or decrease in the future due to other factors. 4 Static scenario as outlined in the 1Q16 earnings presentation was approximately $2,025 - $2,125M. NIR will depend on the size of our balance sheet and client deposit behavior and our expectations assume no changes by the Federal Reserve to reference rates in 2016. 5 State Street’s common stock and other stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by its Board of Directors at the relevant times. Stock purchases may be made using various types of mechanisms, including open market purchases or transactions off market, and may be made under Rule 10b5-1 trading programs. The timing of stock purchases, types of transactions and number of shares purchased will depend on several factors, including market conditions and State Street’s capital position, its financial performance and investment opportunities. The common stock purchase program does not have specific price targets and may be suspended at any time. Footnotes to slide 15: 1 Unless otherwise specified, all capital ratios referenced on slide 13 and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. The lower of our capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Refer to elsewhere in the Appendix to this presentation for a further description of these ratios and for reconciliations applicable to State Street’s estimated pro forma fully phased-in Basel III ratios. September 30, 2016 capital ratios are presented as of quarter-end and are preliminary estimates. 2 The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formulae, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems,” in effect and used by us for those purposes as of the respective date of each ratio’s first public announcement. Significant components of these advanced systems involve the exercise of judgment by us and our regulators, and these advanced systems may not, individually or collectively, precisely represent or calculate the scenarios, circumstances, outputs or other results for which they are designed or intended. Due to the influence of changes in these advanced systems, whether resulting from changes in data inputs, regulation or regulatory supervision or interpretation, State Street-specific or market activities or experiences or other updates or factors, we expect that our advanced systems and our capital ratios calculated in conformity with the Basel III framework will change and may be volatile over time, and that those latter changes or volatility could be material as calculated and measured from period to period. 3 Estimated pro forma fully phased-in ratios as of September 30, 2016 and June 30, 2016 (fully phased in as of January 1, 2019, as per Basel III phase-in requirements for capital) reflect capital calculated under the Basel III final rule and total risk-weighted assets calculated in conformity with the advanced approaches and standardized approach as the case may be, each on a fully phased-in basis under the Basel III final rule, based on our interpretations of the Basel III final rule as of October 26, 2016 and July 27, 2016, respectively as applied to our businesses and operations as of September 30, 2016 and June 30, 2016, respectively. Refer to the addendum included with this news release for reconciliations of these estimated pro forma fully phased-in ratios to our capital ratios calculated under the currently applicable regulatory requirements. 4 The estimated pro forma fully phased-in SLRs are as of September 30, 2016 and June 30, 2016 (fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule) are preliminary estimates, calculated based on our interpretations of the SLR final rule as of October 26, 2016 and July 27, 2016, respectively, and as applied to our businesses and operations as of September 30, 2016 and June 30, 2016, respectively. Refer to the addendum included with this news release for reconciliations of these estimated pro forma fully phased-in SLRs to our SLRs under currently applicable regulatory requirements. Footnotes to slide 13:

21 Definition of Metrics

22 Definition of Metrics Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding Return on equity (ROE) (Net income less dividends on preferred stock) divided by average common equity Pre-tax operating margin Income before income tax expense divided by total revenue Net interest margin (NIM) Net interest revenue divided by average interest-earning assets Operating Leverage Rate of growth of total revenue less the rate of growth of total expenses, each as determined on an operating basis Fee Operating Leverage Rate of growth of total fee revenue less the rate of growth of expenses, each as determined on an operating basis

23 Non-GAAP Measures, Regulatory Capital Ratios and Reconciliations

24 Non-GAAP measures, regulatory capital ratios and reconciliations In addition to presenting State Street’s financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents results on a non-GAAP, or "operating" basis, as it believes that this presentation supports meaningful analysis and comparisons of trends with respect to State Street’s normal ongoing business operations from period to period, as well as additional information (such as capital ratios calculated under regulatory standards scheduled to be effective in the future or other standards) that management uses in evaluating State Street’s business and activities. Management believes that operating-basis financial information, which excludes the impact of revenue and expenses outside of State Street's normal course of business (such as acquisition and restructuring charges), facilitates an investor's understanding and analysis of State Street's underlying financial performance and trends in addition to financial information prepared and reported in conformity with GAAP. Excluding the impact of revenue and expenses outside of State Street’s normal course of business (such as acquisition and restructuring charges) provides additional insight into our underlying margin and profitability. Our operating-basis presentation also reports revenue from non-taxable sources, such as interest revenue from tax-exempt investment securities and processing fees and other revenue associated with tax-advantaged investments, on a fully taxable-equivalent basis. Taxable-equivalent revenue allows management to provide more meaningful comparisons of yields and margins on assets and to evaluate investment opportunities with different tax profiles. Management also, where notable, presents operating-basis financial information which also excludes the estimated results of operations of the GE Asset Management business (acquired on July 1, 2016), as this presentation aids the comparability of financial results to prior periods that did not include those operations. Management also believes that the use of other non-GAAP financial measures in the calculation of identified capital ratios is useful to understanding State Street’s capital position and is of interest to investors. Management provides forward-looking financial estimates and expectations on an operating basis (non-GAAP) because information needed to provide corresponding GAAP-basis information is primarily dependent on future events or conditions that may be uncertain and are difficult to predict or estimate. Management is therefore, in general, unable to provide a reconciliation of our operating-basis forward-looking financial estimates and expectations to a GAAP-basis presentation. However, although the timing and ultimate recognition of the discount accretion relating to our former conduit securities depends, in part, on factors that are outside of our control, including anticipated prepayment speeds, credit quality and general economic and financial market conditions, our outlook for operating-basis net interest revenue for the fourth quarter of 2016 assumes an estimated $10 million to $15 million of such discount accretion, excluding the impact of potential significant unexpected prepayments. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the addendum for reconciliations of our operating-basis financial information. To access the addendum go to www.statestreet.com/stockholder and click on “Filings & Reports – Quarterly Earnings”.